                                TERM NOTE

Principal Amount:           Maturity Date of Note:             Date of Note:
$1,000,000.00               August 29, 2022                    August 29,1997

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PROMISE TO PAY. CASINO RESOURCE CORPORATION OF TUNISIA, S.A., a Tunisian company (the "Borrower"), promises to pay to the order of SEAMAR VENTURES, L.L.C., a Mississippi limited liability company, (the "Lender"), in lawful money of the United States of America the sum of One Million and 00/100 Dollars (U.S. $51,000.000.00), together with interest assessed at 10% of the EBITDA of the Borrower commencing on the date hereof and continuing until this Note is paid in full. The Borrower's EBITDA will be calculated as follows: (a) The Borrower's gross income will be determined by adding all non-gaming revenues of the Borrower (including without limitation, any revenues derived from entertainment facilities managed by the Borrower, any sales of food, beverages, services or goods by the Borrower, or revenue from any other business venture of the Borrower), plus all gross gaming revenues of the Borrower (calculated as all amounts paid by gaming customers in the Borrower's casino, less amounts paid out to gaming customers in winnings), less a)) a management fee to be paid to Casino Resource Corporation (the "Guarantor") which shall not exceed $480,000 per year, plus the Guarantor's out-of-pocket costs for telephone services to and from Ocean Springs, Mississippi and Sousse, Tunisia, travel expenses of the Guarantor's personnel to and from Ocean Springs, Mississippi and Sousse, Tunisia, and the Guarantor's postage and freight expenses actually incurred in connection with managing the business of the Borrower, less (c) operating expenses, including gaming taxes, of the Borrower's business prior to payment of all income taxes, depreciation, amortization and any interest payments (except for interest paid to parties not affiliated with the Borrower with respect to the lease or purchase of gaming or other equipment located in, and used in the business of, the Borrower's gaming casino in Sousse, Tunisia) and any payments to any affiliate of the Borrower or the Guarantor (except for the management fee referred to in clause (b) of this paragraph). During the term of this Loan, the Borrower shall maintain its assets and continue to conduct its business as provided in that certain Loan Agreement among the Borrower, Casino Resource Corporation (as Guarantor) and the Lender dated as of
August 29, 1997 (the "Loan Agreement").

PAYMENT: Borrower will pay monthly payments of interest only on the thirtieth day following the end of each calendar month, beginning September 1, 1997, and continuing on the thirtieth day following each succeeding month through August 29, 2022. Unless this Note is convened into equity securities of the Borrower in accordance with the Loan Agreement, the Borrower will pay the balance of all outstanding principal and accrued but unpaid interest at maturity on August 29, 2022, or such earlier date as shall be provided for in the Loan Agreement. The Borrower will pay the Lender at 606 Western Drive, Mobile, Alabama 36607 or at such other place as the Lender may designate in writing. The Borrower shall have the right to withhold that portion of the interest payments due hereunder to comply with Tunisian law and the laws of the United States of America, and any applicable tax treaty between the United States of America and the Country of Tunisia.

PREPAYMENT: The Borrower may not prepay this Note; provided, however, that this Note is subject to mandatory prepayment under the circumstances set forth in the Loan Agreement.

CONVERSION: The Lender shall have the right to convert this Note into equity securities of the Borrower in accordance with the terms and conditions set forth in the Loan Agreement.

LATE CHARGE: If the Borrower fails to pay any payment under this Note in toll within 10 days of when due, the Borrower agrees to pay the Lender a late payment fee in an amount equal to 10% of the delinquent payment due.

LENDER'S RIGHTS UPON DEFAULT. Upon the occurrence of any Event of Default (as defined in the Loan Agreement), the Lender shall have the rights and remedies set forth therein and in the Guaranty Agreement (as defined in the Loan Agreement).

ATTORNEYS' FEES: If the Lender refers this Note to an attorney for collection, or files suit against the Borrower to collect this Note, or if the Borrower files for bankruptcy or other relief from creditors, the Borrower agrees to pay the Lender's reasonable attorneys' fees.

NSF CHECK CHARGES. If the Borrower makes any payment under this Note by check and the Borrower's check is returned to the Lender unpaid due to nonsufficient funds in my deposit account, the Borrower agrees to pay the Lender an NSF check charge equal to $25.

GOVERNING LAW. The Borrower agrees that this Note and the loan evidenced hereby shall be governed under the laws of the State of Mississippi.

WAIVERS. The Borrower and the Guarantor of this Note hereby waive presentment for payment, demand, protest, notice of protest, notice of dishonor and notice of nonpayment and all benefit of valuation, appraisement and exemption laws, and severally agree that their obligations and liabilities to Lender hereunder shall be on a "joint and several" basis. The Borrower and the Guarantor further severally agree that discharge or release of any party who is or may be liable to the Lender for the indebtedness represented hereby shall not have the effect of releasing any other party or parties, who shall remain liable to the Lender. The Borrower and the Guarantor additionally agree that the Lender's acceptance of payment other than in accordance with the terms of this Note, or the Lender's subsequent agreement to extend or modify such repayment terms, or the Lender's failure or delay in exercising any rights or remedies granted to the Lender, shall likewise not have the effect of releasing the Borrower or the Guarantor from their respective obligations to the Lender. In addition, any failure or delay on the pan of the Lender to exercise any of the rights and remedies granted to the Lender shall not have the effect of waiving any of the Lender's rights and remedies. Any partial exercise of any rights and/or remedies granted to the Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being the Borrower's intent and agreement that the Lender's rights and remedies shall be cumulative in nature. The Borrower and the Guarantor further agree that, should any event of default occur or exist under this Note, any waiver or forbearance on the part of the Lender to pursue the rights and remedies available to the Lender, shall be binding upon the Lender only to the extent that the Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of the Lender as to one event of default shall not be construed as a waiver or forbearance as to any other default.

SUCCESSORS AND ASSIGNS LIABLE. The Borrower's and the Guarantor's obligations and agreements under this Note shall be binding upon the Borrower's and the Guarantor's respective successors and assigns. The rights and remedies granted to the Lender under this Note shall inure to the benefit of the Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

CAPTION HEADINGS. Caption headings of the sections of this Note are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Note, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provision never existed.

PRIOR TO SIGNING THIS NOTE, THE BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE PROVISIONS WITH RESPECT TO THE MANNER IN WHICH INTEREST DUE UNDER THE NOTE WILL BE CALCULATED. THE BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:                         CASINO RESOURCE CORPORATION OF TUNISIA, S.A.



                              By:  /s/ John J. Pilger
                                  --------------------------------------------
                                    Name:  John J. Pilger
                                    Title: President